UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2007

Commission file number: 000-27159

National Realty and Mortgage, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada	65-0439467

(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

Daqing Hi-Tech Industry Development Zone
Daqing, Heilongjiang, Post Code 163316
People’s Republic of China
(Address of Principal Executive Offices)

86-459-604-6043
(Issuer's telephone number)

One N.E. First Avenue, Suite 306
Ocala, FL 34470
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Explanatory Note

National Realty and Mortgage, Inc. (the “Company”) is filing this amendment to its Current Report on Form 8-K originally filed with the SEC on June 12, 2007 (the “Original Filing”). This Current Report on Form 8-K/A is being filed solely for the purposes of adding to the Original Filing (i) as Exhibit 16.2, a letter from our prior independent accountant delivered to us on June 18, 2007, in accordance with the requirements of Item 4.01 of Form 8-K and Item 304(a)(3) of Regulation S-B; (ii) as Exhibit 16.1, a letter from us to our prior independent accountant dated June 11, 2007; and (iii) as Exhibit 3.2, our current Bylaws, in order to replace an incorrect reference to our Bylaws in the Exhibit Index of the Original Filing. These additional exhibits have been noted in the Exhibit Index below.

Except as noted above there have been no other changes to the Original Filing.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Index to Exhibits

Exhibit No.	Description
3.2	Bylaws of the Company.

16.1	Letter from the Company to Bagell Josephs Levine & Co.

16.2	Letter from Bagell Josephs Levine & Co. to the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL REALTY AND MORTGAGE, INC.

Date: June 20, 2007	By:	/s/ Bo Liu
	Name:	Bo Liu
	Title:	President and Chief Executive Officer